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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             ------------------



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) January 26, 1998
                                                     --------------------

                       SECURITY CAPITAL PACIFIC TRUST
           (Exact Name of Registrant as Specified in its Charter)



                                  Maryland
               (State or Other Jurisdiction of Incorporation)


                                  1-10272
                          (Commission File Number)

                                 74-6056896
                    (I.R.S. Employer Identification No.)


   7670 South Chester Street, Englewood, Colorado               80112
      (Address of Principal Executive Offices)                (Zip Code)


                               (303) 708-5959
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)











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Item 5.  Other Events.

         On January 26, 1998, Security Capital Pacific Trust ("PTR") reported Funds from Operations ("FFO") attributable to common shares of $39.4 million, or $0.43 per common share, for the quarter ended December 31, 1997. This represents a 13.2% increase in FFO per share, compared with $28.7 million, or $0.38 per common share, for the same quarter of 1996. A copy of the press release describing such increase in FFO is filed as an exhibit to this report and is hereby incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         Exhibit 99.1.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SECURITY CAPITAL PACIFIC TRUST



                                             By:  /s/ Jeffrey A. Klopf
                                                 -------------------------
                                                      Jeffrey A. Klopf
                                                      Title:

Date:    March 3, 1998





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                             INDEX TO EXHIBITS


  Exhibit                                                         Sequential
    No.       Document Description                                 Page No.
  -------     --------------------                                ----------

    99.1      Press release dated January 26, 1998.